SUP-0115-0614

ALLIANCEBERNSTEIN BOND FUND

-AllianceBernstein Limited Duration High Income Portfolio

(the “Fund”)

Supplement dated June 13, 2014 to the Summary Prospectus and Prospectus dated January 31, 2014 of the Fund (together the “Prospectuses”).

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The information below is provided to correct certain inadvertently misstated numbers in the Prospectuses. The following tables replace the Examples tables in the Summary sections of the Fund’s Prospectuses.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver remains in effect as agreed upon. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$528	$278	*	$77
After 3 Years	$803	$612		$302
After 5 Years	$1,112	$1,085		$560
After 10 Years	$1,985	$2,393		$1,297

*	If you did not redeem your shares at the end of the period, your expenses would decrease by approximately $100.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner.

SUP-0115-0614